SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF THE REPORT (Date of Earliest Event Reported): April 5, 2002

                          REPUBLIC FIRST BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       PENNSYLVANIA                     0-17007              23-2486815
----------------------------       ----------------        ----------------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE        (I.R.S. EMPLOYER
OF INCORPORATION)                       NUMBER)            IDENTIFICATION NO.)

                    1608 WALNUT STREET, PHILADELPHIA PA 19103
                    -----------------------------------------
              (ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (215) 735-4422


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED FROM LAST REPORT)


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Item 4.  Changes in Registrant's Certifying Accountants

KPMG LLP was previously the principal accountants for Republic First Bancorp, Inc. and subsidiaries. On April 5, 2002, that firm was dismissed and Grant Thornton LLP was engaged as principal accountants. The decision to change accountants was approved by the board of directors.

In connection with the audits of the two fiscal years ended December 31, 2001, and the subsequent interim period through April 5, 2002, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of KPMG LLP on the consolidated financial statements of Republic First Bancorp, Inc. and subsidiaries as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

A letter from KPMG LLP is attached as Exhibit 1 to this Form 8-K/A.





Item 7.  Financial Statement and Exhibits



      (a)   Exhibits

            16.1  Letter of KPMG LLP




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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           REPUBLIC FIRST BANCORP, INC.
                                           ----------------------------
                                                  (Registrant)



Dated:  April 12, 2002                     By: /s/  PAUL FRENKIEL
                                               -------------------------
                                                    Paul Frenkiel
                                                    Chief Financial Officer


                                  EXHIBIT INDEX
                                  -------------

Exhibit Number 16.1              Letter of KPMG LLP (Filed herewith)






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